ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio (the Portfolio)

Supplement Dated October 14, 2011
to the
Statement of Additional Information

This supplement sets forth changes to the Statement of Additional Information (SAI), dated May 1, 2011, of Advanced Series Trust (the Trust). The Portfolio may not be available under your variable contract. For more information about the portfolios of the Trust available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the prospectus and SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the prospectus and/or SAI.

The following information is being added for Jefferies Asset Management, LLC in the section entitled APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS:

Jefferies Asset Management, LLC (JAM)

JAM may be responsible for voting on shareholder proxies and may do so only in accordance with the following Proxy Voting Procedures, in the best interest of a client and as agreed to by the advisory client.

General Guidelines
JAM relies on Institutional Shareholder Services (“ISS”), a division of RiskMetrics Group, to research, vote and record all proxy ballots for Accounts over which JAM has proxy voting authority. JAM has adopted the ISS U.S. Proxy Voting Guidelines, as may be amended from time to time, a copy of which is available at http://www.issgovernance.com/files/ISS2011USPolicySummaryGuidelines20110127.pdf . I n voting proxies, JAM is guided by general fiduciary principles. JAM 's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. JAM attempts to consider all aspects of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value. JAM does not necessarily have an obligation to vote every proxy; for example JAM may forego voting proxies if the Account no longer holds the position at the time of the vote, or the cost of voting (such as in the case of a vote regarding a foreign issuer that requires being physically present to vote) outweighs the anticipated benefit to the Account. JAM only votes the proxies delivered to it from custodians and generally does not vote proxies for shares that are out on loan to third parties, and generally will not seek to recall such shares in order to vote them.

How JAM Votes
JAM votes proxies in accordance with the ISS recommendations, and has informed ISS to vote in accordance with these recommendations unless otherwise specified by JAM. A portfolio manager may request that shares under his management be voted differently from the ISS recommendations, if he believes that such a vote would be in the best interest of the client(s). Such vote requests will be subject to the conflict of interest review described below.

Conflicts Of Interest
In furtherance of JAM’s goal to vote proxies in the best interests of clients, JAM follows procedures designed to identify and address material conflicts that may arise between JAM’s interests and those of its clients before voting proxies on behalf of such clients. Only votes which are not in accordance with the ISS recommendations are subject to these conflicts of interest procedures.

Procedures for Identifying Conflicts of Interest

JAM relies on the following to seek to identify conflicts of interest:

•

JAM Associated Persons are under an obligation (i) to be aware of the potential for conflicts of interest on the part of JAM with respect to voting proxies on behalf of client accounts both as a result of a JAM Associated Person’s personal relationships and due to special circumstances that may arise during the conduct of JAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of JAM’s Compliance Officer.

•	JAM is deemed to have a material conflict of interest in voting proxies relating to issuers that are clients of JAM and that have historically accounted for or are projected to account for a material percentage of JAM’s annual revenues.

•	JAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below.

Procedures for Assessing Conflicts of Interest and for Addressing Material Conflicts of Interest

All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Compliance Officer for resolution. The Compliance Officer will work with appropriate JAM personnel to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence JAM’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy has a client relationship with JAM of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Compliance Officer shall maintain a written record of all materiality determinations.
If it is determined that a conflict of interest is not material, JAM may vote proxies notwithstanding the existence of the conflict.
If it is determined that a conflict of interest is material, the Compliance Officer will work with appropriate JAM personnel to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

·	disclosing the conflict to clients and obtaining their consent before voting;

·	suggesting to clients that they engage another party to vote the proxy on their behalf; or

·	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

Record Keeping And Oversight
JAM shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by JAM that were material to a proxy voting decision or that memorialized the basis for that decision; and

•	a copy of each written client request for information on how JAM voted proxies on behalf of the client, and a copy of any written response by JAM to any (written or oral) client request for information on how JAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in JAM’s office.

In lieu of keeping copies of proxy statements, JAM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Monitoring

These Proxy Voting Policies and Procedures will be reviewed on a periodic basis.

ASTSUP6

1